February, 2005

Tumbleweed Update

Jeffrey C. Smith, Chairman & CEO
Tim Conley, CFO

Messaging Security

TUMBLEWEED COMMUNICATIONS

The Leader in Messaging Security

Safe Harbor Statement

This presentation and the accompanying speaker’s remarks may contain forward-
looking statements made in reliance on the Safe Harbor provisions of the Private
Securities Litigation Reform Act of 1995.  These factors are described in the Safe
Harbor statement below.

Except for the historical information contained herein, the matters discussed in this presentation may constitute forward-looking statements that involve risks and uncertainties which could cause actual results to differ materially from those projected, particularly with respect to the future growth of Tumbleweed’s business.
In some cases, forward-looking statements can be identified by terminology such as
“may,” “will,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,”
“plans,” “believes,” “estimates,” etc.

For further cautions about the risks of investing in Tumbleweed, we refer you to the documents Tumbleweed files from time to time with the SEC, particularly
Tumbleweed’s Form 10-K filed March 15, 2004 and Forms 10-Q filed May 10, 2004;
August 12, 2004; and November 9, 2004.

We assume no obligation to correct or update information contained in this presentation.

TUMBLEWEED COMMUNICATIONS

SC MAGAZINE GLOBAL AWARDS 2004

The Leader in Messaging Security

Tumbleweed Communications

The leader in Messaging Security

MailGate™ email security

SecureTransport™ enhanced file transfer

Valicert VA™ digital signatures

The market innovator

9/10 leading banks, 50% of Blue Cross/Blue
Shield, all four armed services

21 email security patents granted

Dedicated global email threat research lab

Forerunner in open Internet standards

TUMBLEWEED COMMUNICATIONS

PRUDENTIAL
McKESSON Empowering Healthcare
SAFEWAY
verizon
WELLS FARGO
GM
JPMorganChase
AXA
SMITH BARNEY citigroup
DHL
perotsystems
National Semiconductor
JOHN DEERE
FDA
ChildrensHospitalLosAngeles International Leader in Pediatrics
Telewest Business
Boehringer Ingelheim
clearstream DEUTSCHE BÖRSE GROUP
BlueCross BlueShield of North Carolina
Aetna
TD Waterhouse
UNITED STATES NAVY
Bank of America
ABN·AMRO
AdvancePCS
FOSTER WHEELER

The Leader in Messaging Security

1,000+ Enterprise Customers

9/10 top US Banks

7/10 top Brokerages

6/10 top EU Banks

6/10 largest pharmas

All 4 Armed Forces

100+ Financial Svcs

100+ Health Care

100+ Legal

TUMBLEWEED COMMUNICATIONS

TUMBLEWEED
MESSAGE
PROTECTION
LAB

The Leader in Messaging Security

Tumbleweed

Messaging

Security

Messaging Security Suite

Corporate Email

Servers

Internet

Identity Validation

Secure File Transfer

Encryption

Content Filtering

Spam/Virus Blocking

Spam & Virus Updates

EDI & B2B Transactions

Corporate Network Perimeter

Firewall

Firewall

Identity Validation

File Transfer

Email

Back-end
Applications

End Users

$0.0

$200.0

$400.0

$600.0

$800.0

$1,000.0

$1,200.0

$1,400.0

2002

2003

2004

2005

2006

2007

2008

Email Sec

Encrypt

File Sec

Valid

$800M in 2004, growing to $1.4B in 2008 (CAGR = 15-20%)

Messaging Security Market

Source – Tumbleweed, Gartner, IDC 2004

$(M)

Source – Tumbleweed, Gartner, IDC 2004

Messaging Security Market Leaders

7%

6%

6%

5%

4%

4%

4%

3%

2%

59%

Symc/Brightmail

CipherTrust

Tumbleweed

Clearswift

Surfcontrol

Cyclone

Ironport

Proofpoint

NetIQ

Others

Market Early and Fragmented

Top Eight Vendors Growing Share

Source – Tumbleweed, Gartner, IDC

Expanding Market Reach

25%

25%

30%

20%

Windows

Software

Unix Software

Appliance

Managed

Service

Segmentation by Product

Investments in Unix and Appliance editions Expands Tumbleweed Market Reach

MG Appliance 2.1 Shipped in Q304

ST Appliance and Linux 4.2 Shipped in Q404

MG Edge 1.1 Shipped in Q105

MG Appliance 3.0 in 1H05

$0

$200

$400

$600

$800

$1,000

$1,200

2004

2005

2006

Addressable

Market

Market Size

TUMBLEWEED COMMUNICATIONS

Figure 2 — E-Mail Hygiene Vendor Comparison 2H04: Product Functionality

	Product Functionality					
Vendor	*Spam Blocking*	*Virus Blocking*	*MTA/ Anomaly*	*Secure Mail*	*Content Filtering*	*End-User Controls*
BorderWare	4	4.5	4	3.5	3	5
CipherTrust	4.5	5	4	4.5	4.5	4
CyberGuard	4.0	4	3	0	4.5	2
IronPort	5	5	5	4	3.5	4
MailFrontier	5	4.5	4	1	2.5	5
MessageGate	4	4	3.5	3	5	2
Proofpoint	4.5	4.5	4	3.5	3	5
Sophos	4.5	5	4	0	3.5	5
Symantec	4.5	4.5	3.5	3.5	2.5	5
Trend Micro	4	5	3	0	3.5	1
[redacted]						
ZixCorp	3.5	4.5	2	4.5	5	1.5

Source: META Group

The Leader in Messaging Security

META Ranks Tumbleweed #1

Tumbleweed

4.5

4.5

4

5

5

4

Email Hygiene
Vendor Comparison

Matt Cain

November 19, 2004

A Growing Patent  Portfolio

Twenty-one patents issued for secure communications

Over twenty additional patent applications before the
USPTO

Twenty five patent licensees to date (over $6.0M of
revenue)

Eleven competitors have licensed our patents

“Email Firewall with Stored Key Encryption/Decryption”

granted August 19, 2003

TUMBLEWEED COMMUNICATIONS

The Leader in Messaging Security

Source – Tumbleweed, Gartner, IDC

Expanding Market Reach

50%

30%

10%

10%

North

America

EMEA

Japan

Other

By Tier

By Region

Investments in Europe

EMEA Team Integrated in Q104

Intl Revenue grew to 11% of ’04 vs 5% of ’03

Invests in Reseller Channel Expanding Reach into Mid-Tier Segment

60 Productive Value-Added-Resellers in Q404 vs none in Q403

Reseller Revenue grew to approximately 10% in Q404

30%

40%

30%

Enterprise

Mid Tier

SMB

Internet

External Users

Application:  Email Security and Policy Compliance

Enterprise

Email

Verizon Deployment

150,000 users

80% of inbound traffic is spam

Spam, Virus, Content, Compliance, Security, Policy

Verizon Case Study

Tumbleweed

Email

Firewall

Internet

Application:  Spam Prevention and Policy Compliance

External Users

Enterprise

Email

EBay Challenge

100M Customers

Customers Spamming Other Customers Through EBay

EBay Deployment

Twenty Email Firewall Servers

Dedicated Outbound Spam Capture

EBay Policy Enforcement

EBay Case Study

Tumbleweed

Email

Firewall

Gateway-to-Gateway

Domain Authentication

Gateway-to-Desktop

Pharmaceuticals

Internet

Application:  Email Authentication

Business drivers for purchase

Ensuring confidentiality of PHI in email with multiple business partners

Enabling email to drive down the cost of drug approval

Stop spam filter false positives between business partners

Value propositions

Gateway-based solution made deployment transparent to end-users

Anti-spam and anti-virus services added value

FDA Case Study

Email

Firewall

(S-MIME, SPF, RMX)

Tumbleweed

Email

Firewall

Enterprise

Email

The Bancorp Bank
TUMBLEWEED COMMUNICATIONS

The Leader in Messaging Security

Business drivers for purchase

Replacement for spam filtering product requiring manual
filter management

Value propositions

91% of inbound email detected and blocked by MailGate
Edge as unwanted

54% of the rest stopped as spam by MailGate Anti-Spam

~4.5% of total inbound email is legitimate

Internet

DMZ

Internal

Network

MailGate

Edge

MailGate

AntiSpam

Pete Chiccino,

IT Director

“ Email is mission-critical, and the
primary method of communication for
our bank. People take email for
granted, but when it breaks, they flip
out.  Edge is invaluable because it
addresses Dos and Directory Harvest
Attacks- threats that have taken our
systems down in the past.”

Bancorp Case Study

Microsoft

Exchange Server

WELLS FARGO
TUMBLEWEED COMMUNICATIONS

Security

The Leader in Messaging Security

Wells Fargo Case Study

Wholesale

Cusotmer

Cash Management

SecureTransport

Wells Back Office

Application:  Secure Network For Automated Transactions

E-Checks

Wholesale

Cusotmer

Business drivers for purchase

Automate File Transfer across Banking Network for ACH, Lockbox,  Wire transfers, etc.

Value propositions

8,000 Wholesale customers on network; adding 300-400 per month

Moving over $1B in money per day over ST

By 2005, will transfer over 2TB per day

Rolling to AS/2 and SSH to expand network reach

American Express Case Study

AS2

Amex
Partner
Network

Internet

Application:  Secure Network For Automated Transactions

FTP/TLS

Windows and

Java Clients

Perimeter

Firewall

Transaction
Manager

MDN
Receipting

RFC-2298

Audit
Logs

Siteminder
(Single Sign On)

WebSphere

No
Data

Application Layer
Streaming

HTTP/S

DMZ

Internal

Firewall

BPM
Integration

SecureTransport

Edge

SecureTransport
Server

Audit
Logs

Backend Processes

TUMBLEWEED COMMUNICATIONS

The Leader in Messaging Security

Q4 Financial Results

P & L

Revenue of $12.1M

Up 20% yr-yr

Up 12% sequentially

Gross margin of 84% (non-GAAP)

Product revenue up 14% sequentially

Non-GAAP profit of $100K

Balance sheet / cash-flow

Cash positive

DSOs of 56

Cash of $21.4M

Customers

100 new customers

100 repeat customers

200 maintenance renewals

Long-term Operating Model

Percent

Revenue

100

Gross Margin

85

Sales and Marketing

37

Development

18

G & A

10

Operating income

20

Yearly Revenue Growth

             2004 Revenue Growth of 42% Y/Y

-

5,000

10,000

15,000

20,000

25,000

30,000

35,000

40,000

45,000

50,000

FY02 Act.

FY03 Act.

FY04 Act.

(0.50)

(0.45)

(0.40)

(0.35)

(0.30)

(0.25)

(0.20)

(0.15)

(0.10)

(0.05)

-

TUMBLEWEED COMMUNICATIONS

The Leader in Messaging Security

Tumbleweed is a leading provider of
Messaging Security solutions for
enterprises and government agencies

1000+ enterprise customers

Fifth generation assets backed by patents

A large and growing market

Expanding distribution and product reach

Summary